EXHIBIT 10.22(a)

                  PURCHASE AND SALE AGREEMENT


      THIS AGREEMENT made this 30th day of November, 2001, by and between FLEET PRECIOUS METALS INC., a Rhode Island corporation with its principal offices at 111 Westminster Street, Providence, Rhode Island 02903 ("FPM"), and DENTSPLY INTERNATIONAL INC., a Delaware corporation with its principal place of business at 570 West College Avenue, York, Pennsylvania 17405 (the "Seller").

                  W I T N E S S E T H T H A T:

      WHEREAS, the Seller wishes to sell to FPM certain gold, silver, platinum and palladium ("Precious Metal"); and FPM wishes to purchase said Precious Metal from the Seller; and

      NOW, THEREFORE, for value received, in consideration of the premises and of the mutual promises hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows:

1. Purchase and Sale. The Seller hereby agrees to sell to FPM and FPM hereby agrees to purchase from Seller, on the terms and conditions hereinafter contained, the following (all of the property described in this Section 1 is hereinafter collectively referred to as the "Precious Metal Inventory"):

                       80,000   fine troy ounces of gold
                           -0-  fine troy ounces of silver
                           -0-  fine troy ounces of platinum
                           -0-  fine troy ounces of palladium

For the purposes of Section 1, the term "troy ounces" shall mean the fine troy ounce content contained in Seller's inventory determined at a degree of fineness of not less than 99.5% in the case of gold, 99.90% in the case of silver, 99.95% in the case of platinum, and 99.95% in the case of palladium.

2. Purchase Price. In consideration of the transfer of the Precious Metal Inventory by Seller to FPM, FPM shall deliver to Seller $22,272,960.00 (the "Purchase Consideration"). Nothing in this Section 2 or elsewhere in this Agreement shall affect the passage to FPM of title to the Precious Metal Inventory, which title the parties intend and shall be deemed to pass on the date of the Bill of Sale hereinafter described.
3. Conditions Precedent to Sale. The obligation of FPM to purchase the Precious Metal Inventory is subject to the following conditions precedent:

(a)   Seller shall have executed and delivered to FPM a Bill of
           Sale (the "Bill of Sale") covering and describing the Precious Metal Inventory in the form of Exhibit A attached hereto and made a part hereof.
(b)

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      The representations and warranties of Seller set forth in
           Section 4 hereof and in the Bill of Sale shall be true and correct on and as of the date hereof and the date of sale of the Precious Metal Inventory to FPM.

(c)   Seller shall have delivered to FPM a certificate of a
           financial officer of the Seller, certifying the amount of Precious Metal Inventory by location (the
           "Certificate").

4. Representations and Warranties. Seller hereby represents and warrants to FPM that:

(a)   Seller is duly organized, validly existing and in good
           standing under the laws of its state of incorporation and has the corporate power to execute and deliver and perform its obligations under this Agreement and the Bill of Sale.

(b)   The execution and delivery and performance by Seller of
           its obligations under this Agreement and the Bill of Sale have been duly authorized by all requisite corporate action.

(c)   Seller is the lawful owner of, and has absolute title to,
           the Precious Metal Inventory free and clear of all claims, liens, security interests, encumbrances and all other defects of title or of any kind whatsoever except in favor of FPM.

(d)   Seller has the right, power and authority to sell the
           Precious Metal Inventory and has not made or contracted to make any prior sale, assignment or transfer of any item of Precious Metal Inventory to any person, firm or corporation.

(e)   All of the Precious Metal Inventory is located at the
           locations set forth in the Certificate.
5. Consignment of the Precious Metal Inventory. The parties hereto intend that, contemporaneously with the execution and delivery of the Bill of Sale, FPM shall consign the Precious Metal to the Seller AS IS AND WHERE IS pursuant to the terms of a certain Consignment Agreement dated October 24, 2001 between the Seller and FPM.

6. Governing Law. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York.

               *The next page is a signature page*


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      IN WITNESS WHEREOF, the parties hereto have caused this
instrument to be executed by their duly authorized officers as of the date first above written.

                               DENTSPLY INTERNATIONAL INC.



By:____________________________________
                               Title:

                               FLEET PRECIOUS METALS INC.



By:____________________________________
                               Title:
P82240.2



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